                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       The Pakistan Investment Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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                       THE PAKISTAN INVESTMENT FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Pakistan Investment Fund, Inc. (the "Fund") will be held on Wednesday, June 5, 1996, at 10:00 A.M. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class I Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 26, 1996 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                              VALERIE Y. LEWIS
                                              Secretary

Dated: May 10, 1996

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE PAKISTAN INVESTMENT FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This statement is furnished by the Board of Directors of The Pakistan Investment Fund, Inc.
(the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 5, 1996, at 10:00 A.M. (New York time), in Conference Room 2 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 10, 1996.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors and FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1996. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Meeting.

     The close of business on April 26, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 11,604,792 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE PAKISTAN INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank, N.A. ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank is One Chase Manhattan Plaza, New York, New York 10081, and the business address of Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     The principal office of International Asset Management Company Limited, the Fund's Pakistani adviser, is Sidco Avenue Centre, Sixth Floor, Strachen Road, Karachi, Pakistan.

     The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Warren J. Olsen as Class I Directors.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as Class I directors of such other investment companies the same people nominated to be Class I Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of Morgan Stanley Africa Investment Fund, Inc., The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants for the MSAM closed-end funds.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Peter J. Chase, David B. Gill and Warren J. Olsen. Class II consists of John W. Croghan, Graham
E. Jones, J. Antonio M. Quila and Frederick B. Whittemore. Class III consists of Barton M. Biggs, John A. Levin, William G. Morton, Jr. and Altaf M. Saleem. Only the Directors in Class I are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. The Audit Committee met twice during the fiscal year ended December 31, 1995. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1995. For the fiscal year ended December 31, 1995, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and executive officers of the Fund is set forth below:

                                                                                      COMMON
                                                                                       STOCK         SHARE
                                                                                    BENEFICIALLY  EQUIVALENTS
                                                                                    OWNED AS OF   OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS             THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- ---------------- ---------------------------- ---   -----------   ------------   ----------
Barton M. Biggs*............... Director and     Chairman, Director and       63           0             --          ***
  1221 Avenue of the Americas     Chairman of      Managing Director of
  New York, New York 10020        the Board        Morgan Stanley Asset
                                  since 1995       Management Inc. and
                                                   Chairman and Director of
                                                   Morgan Stanley Asset
                                                   Management Limited;
                                                   Managing Director of
                                                   Morgan Stanley & Co.
                                                   Incorporated; Director of
                                                   Morgan Stanley Group Inc.;
                                                   Member of the Investment
                                                   Advisory Council of The
                                                   Thailand Fund; Director of
                                                   the Rand McNally Company;
                                                   Member of the Yale
                                                   Development Board;
                                                   Director and Chairman of
                                                   the Board of sixteen U.S.
                                                   registered investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc.
Peter J. Chase................. Nominee;         Chairman and Chief Financial 63         500              0          ***
  1441 Paseo De Peralta           Director since   Officer, High Mesa
  Santa Fe, New Mexico 87501      1995             Technologies, LLC;
                                                   Chairman of CGL, Inc.;
                                                   Director of twelve U.S.
                                                   registered investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc.; Member of
                                                   the Investment Advisory
                                                   Council of The Thailand
                                                   Fund.

                                                                                      COMMON
                                                                                       STOCK         SHARE
                                                                                    BENEFICIALLY  EQUIVALENTS
                                                                                    OWNED AS OF   OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS             THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- ---------------- ---------------------------- ---   -----------   ------------   ----------
John W. Croghan................ Director         Chairman of Lincoln Capital  65       1,000            354          ***
  200 South Wacker Drive          since 1995       Management Company;
  Chicago, Illinois 60606                          Director of St. Paul
                                                   Bancorp, Inc. and Lindsay
                                                   Manufacturing Co.;
                                                   Director of twelve U.S.
                                                   registered investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc. Previously
                                                   Director of Blockbuster
                                                   Entertainment Corporation.
David B. Gill.................. Nominee;         Director of twelve U.S.      69         500            146          ***
  3042 Cambridge Place, N.W.      Director since   registered investment
  Washington, D.C. 20007          1995             companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc.; Director
                                                   of the Mauritius Fund
                                                   Limited; Director of
                                                   Moneda Chile Fund Limited;
                                                   Member of the Investment
                                                   Advisory Council of The
                                                   Thailand Fund; Chairman of
                                                   the Advisory Board of
                                                   Advent Latin American
                                                   Private Equity Fund;
                                                   Chairman and Director of
                                                   Norinvest Bank; Director
                                                   of Surinvest International
                                                   Limited; Director of
                                                   National Registry Company.
                                                   Previously Director of
                                                   Capital Markets Department
                                                   of the International
                                                   Finance Corporation;
                                                   Trustee, Batterymarch
                                                   Finance Management;
                                                   Chairman and Director of
                                                   Equity Fund of Latin
                                                   America S.A. and Director
                                                   of Commonwealth Equity
                                                   Fund Limited; and Director
                                                   of Global Securities, Inc.

                                                                                      COMMON
                                                                                       STOCK         SHARE
                                                                                    BENEFICIALLY  EQUIVALENTS
                                                                                    OWNED AS OF   OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS             THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- ---------------- ---------------------------- ---   -----------   ------------   ----------
Graham E. Jones................ Director since   Senior Vice President of BGK 63         500              0          ***
  P.O. Box 428                    1994             Properties; Trustee of
  Arroyo Seco, New Mexico 87514                    nine funds managed by
                                                   Weiss, Peck & Greer;
                                                   Trustee of eleven funds
                                                   managed by Morgan Grenfell
                                                   Capital Management
                                                   Incorporated; Director of
                                                   twelve U.S. registered
                                                   investment companies
                                                   managed by Morgan Stanley
                                                   Asset Management Inc.;
                                                   Member of the Investment
                                                   Advisory Council of The
                                                   Thailand Fund. Previously
                                                   Chief Financial Officer of
                                                   Practice Management
                                                   Systems, Inc.
John A. Levin.................. Director since   President of John A. Levin & 57       4,000          1,020          ***
  One Rockefeller Plaza           1993             Co., Inc.; Director of
  New York, New York 10020                         thirteen U.S. registered
                                                   investment companies
                                                   managed by Morgan Stanley
                                                   Asset Management Inc.
William G. Morton, Jr.......... Director since   Chairman and Chief Executive 59         500              0          ***
  1 Boston Place                  1995             Officer of Boston Stock
  Boston, Massachusetts 02108                      Exchange; Director of
                                                   Tandy Corporation;
                                                   Director of twelve U.S.
                                                   registered investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc.
Warren J. Olsen*............... Nominee;         Principal of Morgan Stanley  39       1,503             --          ***
  1221 Avenue of the Americas     Director and   & Co. Incorporated and
  New York, New York 10020        President        Morgan Stanley Asset
                                  since 1993       Management Inc.; Director
                                                   and President of sixteen
                                                   U.S. registered investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc.
J. Antonio M. Quila*........... Director since   Manager of the Financial     51           0             --          ***
  6 ADB Avenue                    1993           Sector and Industry Division
  Mandaluyong City                                 (West) of Asian
  Philippines                                      Development Bank; Director
                                                   of Asia Pacific Venture
                                                   Fund and Pak Asian Fund.

                                                                                      COMMON
                                                                                       STOCK         SHARE
                                                                                    BENEFICIALLY  EQUIVALENTS
                                                                                    OWNED AS OF   OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS             THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- ---------------- ---------------------------- ---   -----------   ------------   ----------
Altaf M. Saleem*............... Director since   Chief Executive Officer of   45           0             --          ***
  Sidco Avenue Centre             1993             Shakarganj Mills Limited;
  6th Floor                                        Chairman of First Crescent
  264, R.A. Lines                                  Modaraba; Director of
  Karachi, Pakistan                                Pakistan Industrial Credit
                                                   and Investment Corporation
                                                   Limited, Crescent
                                                   Investment Bank Ltd.,
                                                   Crescent Leasing
                                                   Corporation Ltd.,
                                                   International Housing
                                                   Finance Ltd. and Pak Asian
                                                   Fund Limited; Member of
                                                   Karachi Stock Exchange
                                                   (Guarantee) Limited and
                                                   Islamabad Stock Exchange
                                                   (Guarantee) Limited;
                                                   Director of World Sugar
                                                   Research Organization,
                                                   London; President of
                                                   Pakistan Sugar Industry
                                                   Research Foundation;
                                                   Trustee of Lahore
                                                   University of Management
                                                   Sciences.
Frederick B. Whittemore*....... Director and     Advisory Director of Morgan  65           0             --          ***
  1585 Broadway                   Vice- Chairman   Stanley & Co.
  New York, New York 10036        since 1995       Incorporated; Chairman for
                                                   the United States National
                                                   Committee for Pacific
                                                   Economic Cooperation;
                                                   Director and Vice-Chairman
                                                   of fifteen U.S. registered
                                                   investment companies
                                                   managed by Morgan Stanley
                                                   Asset Management Inc.
                                                   Previously Managing
                                                   Director of Morgan Stanley
                                                   & Co. Incorporated.
James W. Grisham*.............. Vice President   Principal of Morgan Stanley  54         100             --          ***
  1221 Avenue of the Americas     since 1993     & Co. Incorporated and
  New York, New York 10020                         Morgan Stanley Asset
                                                   Management Inc.; Officer
                                                   of various investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc.
Harold J. Schaaff, Jr.*........ Vice President   Principal of Morgan Stanley  35         706             --          ***
  1221 Avenue of the Americas     since 1993     & Co. Incorporated and
  New York, New York 10020                         Morgan Stanley Asset
                                                   Management Inc.; General
                                                   Counsel and Secretary of
                                                   Morgan Stanley Asset
                                                   Management Inc.; Officer
                                                   of various investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc.

                                                                                      COMMON
                                                                                       STOCK         SHARE
                                                                                    BENEFICIALLY  EQUIVALENTS
                                                                                    OWNED AS OF   OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS             THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- ---------------- ---------------------------- ---   -----------   ------------   ----------
Joseph P. Stadler*............. Vice President   Vice President of Morgan     41           0             --          ***
  1221 Avenue of the Americas     since 1993       Stanley & Co. Incorporated
  New York, New York 10020                         and Morgan Stanley Asset
                                                   Management Inc.; Officer
                                                   of various investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc. Previously
                                                   with Price Waterhouse LLP.
Valerie Y. Lewis*.............. Secretary since  Vice President of Morgan     40           0             --          ***
  1221 Avenue of the Americas     1993             Stanley & Co. Incorporated
  New York, New York 10020                         and Morgan Stanley Asset
                                                   Management Inc.; Officer
                                                   of various investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc. Previously
                                                   with Citicorp.
James R. Rooney................ Treasurer since  Assistant Vice President and 37           0             --          ***
  73 Tremont Street               1994             Manager of Fund
  Boston, Massachusetts 02108                      Administration, Chase
                                                   Global Funds Services
                                                   Company; Officer of
                                                   various investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc. Previously
                                                   Assistant Vice President
                                                   and Manager of Fund
                                                   Compliance and Control,
                                                   Scudder Stevens & Clark
                                                   Inc. and Audit Manager,
                                                   Ernst & Young LLP.
Joanna M. Haigney.............. Assistant        Supervisor, Fund Administration, 29        0            --          ***
  73 Tremont Street               Treasurer        Chase Global Funds
  Boston, Massachusetts 02108     since 1995       Services Company; Officer
                                                   of various investment
                                                   companies managed by
                                                   Morgan Stanley Asset
                                                   Management Inc. Previously
                                                   Audit Supervisor, Coopers
                                                   & Lybrand LLP.
                                                                                       -----          -----          ---
All Directors and Officers as a Group........................................          9,309          1,520          ***
                                                                                    ===========   ============   ==========

- ---------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Schaaff and Stadler and Ms. Lewis are officers of the Manager. Mr. Whittemore is an Advisory Director of Morgan Stanley & Co. Incorporated, an affiliate of the Manager and a registered broker-dealer, and he owns a beneficial interest in Morgan Stanley Group Inc. Messrs. Olsen, Quila and Saleem are Directors of International Asset Management Company Limited, the Fund's Pakistani adviser.

 ** This information has been furnished by each Director and officer.

*** Less than 1%.

  + Indicates share equivalents owned by the Directors and held in bookkeeping accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,000. Each of the members of the Fund's Audit Committee receives an additional fee of $750 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1995 were approximately $60,000.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director defers to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding-up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, John W. Croghan, David B. Gill and John A. Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid or payable by the Fund to each of its Directors, as well as the total compensation paid to each Director by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex"), for their services as Directors of such investment companies for the fiscal year ended December 31, 1995.

                                                                                  TOTAL
                                                        PENSION OR            COMPENSATION         NUMBER OF FUNDS
                                                        RETIREMENT            FROM FUND AND        IN FUND COMPLEX
                                  AGGREGATE          BENEFITS ACCRUED       FUND COMPLEX PAID         FOR WHICH
                                COMPENSATION          AS PART OF THE               TO                 DIRECTOR
     NAME OF DIRECTORS         FROM FUND(2)(3)       FUND'S EXPENSES         DIRECTORS(2)(4)          SERVES(5)
- ---------------------------    ---------------     --------------------     -----------------     -----------------
Barton M. Biggs(1)                 $     0                 None                  $     0                   16
Frederick B. Whittemore(1)               0                 None                   28,254                   15
Warren J. Olsen(1)                       0                 None                        0                   16
Peter J. Chase                       1,188                 None                   47,300                   12
John W. Croghan                      2,000                 None                   48,645                   12
James W. Donley(6)                   3,186                 None                    3,186                    1
David B. Gill                        2,000                 None                   46,719                   12
Marianne L. Hay(6)                       0                 None                        0                    1
Graham E. Jones                      5,500                 None                   47,673                   12
John A. Levin                        6,475                 None                   49,546                   13
William G. Morton, Jr.               2,375                 None                   48,400                   12
J. Antonio M. Quila(1)                   0                 None                        0                    1
Fergus Reid(6)                       3,186                 None                   56,388                    5
Frederick O. Robertshaw(6)           3,500                 None                   41,152                    6
Altaf M. Saleem(1)                       0                 None                        0                    1

- ---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.

(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1995, regardless of whether such amounts were actually received by the Directors during such fiscal year.

(3) Mr. Croghan earned $1,188 and Mr. Levin earned $6,475 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.

(4) Mr. Croghan earned $35,657, Mr. Gill earned $26,719, Mr. Jones earned $21,723 and Mr. Levin earned $21,796 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. Such amounts are included in these Directors' respective aggregate compensations from the Fund and the Fund Complex reported in this table.

(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1995.

(6) Messrs. Donley, Reid and Robertshaw and Ms. Hay served as Directors of the Fund until the expiration of their terms on June 26, 1995. As of the date hereof, Mr. Reid serves as a director on four, Mr. Robertshaw serves as a director on three, and Mr. Donley and Ms. Hay do not serve as directors on any, boards of directors of investment companies in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. Certain Forms 3--Initial Statement of Beneficial Ownership of Securities, 4--Statement of Changes of Beneficial Ownership of Securities and 5--Annual Statement of Beneficial Ownership of Securities were filed late by management of the Fund, which had undertaken to file such forms on behalf of the Directors and officers of the Fund. A Form 3 was filed late for each of Messrs. Biggs, Chase, Croghan, Gill, Morton and Whittemore. A Form 5 was filed late for each of Messrs. Grisham, Olsen and Schaaff, each with respect to one transaction in the Fund's shares which was not reported on a Form 4.

     The election of Messrs. Chase, Gill and Olsen requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at April 26, 1996:

        NAME AND ADDRESS                  AMOUNT AND NATURE OF            PERCENT
       OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP           OF CLASS
- ---------------------------------   ---------------------------------  -------------
Morgan Stanley Group Inc.*.......   61,275 shares, with shared voting      5.26%
1585 Broadway                       power and shared dispositive
New York, New York 10036            power; 549,047 shares with no
                                    voting power and shared
                                    dispositive power

- ---------------
* Based on a Schedule 13G filed by Morgan Stanley Group Inc. with the Commission on February 12, 1996.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before January 10, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                              VALERIE Y. LEWIS
                                              Secretary

Dated: May 10, 1996

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

P                      THE PAKISTAN INVESTMENT FUND, INC.
R
O                  C/O MORGAN STANLEY ASSET MANAGEMENT INC.
X                         1221 AVENUE OF THE AMERICAS
Y                          NEW YORK, NEW YORK  10020

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



        The undersigned hereby constitutes and appoints WARREN J. OLSEN, VALERIE
Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 26, 1996 at the Annual Meeting of Stockholders to be held on June 5, 1996, and at any adjournment thereof.

        The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 10, 1996.


           (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                               ---------------
                                 SEE REVERSE
                                     SIDE
                               ---------------

- ------- PLEASE MARK
   X    VOTES AS
- ------- IN THIS EXAMPLE

                    FOR      WITHHELD      Class I Nominees:    Peter J. Chase, David B.
1. Election of    --------   --------                           Gill and Warren J. Olsen
   the following
   nominees as
   Directors:     --------   --------
                                                            -------------------------------------------
                                                            For all nominees except as noted above

    2.  Ratification of the selection of Price               FOR       AGAINST     ABSTAIN
        Waterhouse LLP as independent                     --------     --------    --------
        accountants.

    3.  In the discretion of such proxies, upon any       --------     --------    --------
        and all other business as may properly come
        before the meeting or any adjournment
        thereof.

                                                          MARK HERE FOR ADDRESS         ----------
                                                          CHANGE AND NOTE AT LEFT

                                                                                        ----------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I NOMINEES AND IN FAVOR OF PROPOSAL NO. 2. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT
TENANTS, BOTH SHOULD SIGN.


SIGNATURE(S)                                           DATE           , 1996
            ------------------------------------------      ----------
When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer s office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.